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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report: December 14, 1999


              HOUSEHOLD CONSUMER LOAN TRUST 1996-1
              ------------------------------------
     (Exact name of registrant as specified in its charter)


                  HOUSEHOLD FINANCE CORPORATION
                  -----------------------------
                  (Administrator of the Trust)
      (Exact name as specified in Administrator's charter)


      Delaware                   0-21979              88-0367746
------------------------------------------------------------------
(State or other juris-    (Commission File Numbers) (IRS Employer
diction of incorpora-                                Identification
tion of Administrator)                               Number of
                                                     Registrant)


 2700 Sanders Road, Prospect Heights, Illinois          60070
------------------------------------------------------------------
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000
                                                      ------------

                                  Exhibit Index appears on page 3

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

99   Statement to Series 1996-1 Participants with respect to the distribution on December 14, 1999 as provided for under Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement,
(b) Noteholders with respect to the Payment Date on December 15, 1999 as provided for under Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on December 15, 1999 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-1
                         ----------------------------------------
                                      (Registrant)


                         By:   /s/ J. W. Blenke
                              -----------------------------------
                              J. W. Blenke
                              Authorized Representative



Dated:    December 23, 1999
          -----------------------


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                          EXHIBIT INDEX

Exhibit
Number    Exhibit                                             Page
-------   -------                                             ----
                                                                 4
99
     Statement to Series 1996-1 Participants with respect to the distribution on December 14, 1999 as provided for under
     Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on December 15, 1999 as provided for under
     Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on December 15, 1999 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.










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